Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of NatureWell, Incorporated (the "Company"), that, to his knowledge, the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  November 18, 2002                  By:  /s/ James R. Arabia
                                        Name:      James R. Arabia
                                       Title:      Chairman and CEO

Date:  November 18, 2002                  By:  /s/ Robert T. Malasek
                                        Name:      Robert T. Malasek
                                       Title:      CFO


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